McMoRan

McMoRan Exploration Co.

www.mcmoran.com www.mpeh.com

$1.1 Billion Acquisition of GOM Shelf Properties from Newfield Exploration Company

Conference Call

James R. Moffett *Richard C. Adkerson*

Co-Chairmen of the Board

June 21, 2007

MMR LISTED NYSE

Cautionary Statement

This is an oral presentation which is accompanied by slides. Readers are urged to review our SEC filings.

This presentation contains certain forward-looking statements about McMoRan and the announced transaction. When used in this document, the words "anticipates" "may", "can", "believes", "expects", "projects", "intends", "likely", "will", "to be" and any similar expressions and any other statements that are not historical facts are intended to identify those assertions as forward-looking statements. In making any of those statements, McMoRan believes that its expectations are based on reasonable assumptions. However, any such statement may be influenced by factors that could cause actual outcomes and results to be materially different from those projected or anticipated. These forward-looking statements are subject to numerous risks and uncertainties. There are various important factors that could cause actual results to differ materially from those in any such forward-looking statements, many of which are beyond the control of McMoRan, including variations in the market prices of oil and natural gas; drilling results; unanticipated fluctuations in flow rates of producing wells; oil and natural gas reserves expectations; the ability to satisfy future cash obligations and environmental costs; general exploration and development risks and hazards; and the ability to obtain commercial arrangements for the potential Main Pass Energy Hub™ project. Such factors and others are more fully described in more detail in McMoRan's 2006 Annual Report on Form 10-K on file with the Securities and Exchange Commission. McMoRan cautions readers that it assumes no obligation to update or publicly release any revisions to the forward-looking statements in this press release and, except to the extent required by applicable law, does not intend to update or otherwise revise these statements more frequently than quarterly.

The Securities and Exchange Commission permits oil and gas companies in their filings with the SEC to disclose only proved reserves that a company has demonstrated by actual production or conclusive formation tests to be economically and legally producible under existing economic and operating conditions. We use certain phrases and terms in this presentation, such as "in-house estimates of proved, probable and possible reserves" and "gross unrisked potential," which the SEC's guidelines strictly prohibit us from including in filings with the SEC. Estimates of proved reserves meeting the SEC's requirements are included in McMoRan's Annual Report on Form 10-K for the year ended December 31, 2006.

Transaction Overview

- **Acquisition of Newfield's GOM Shelf Properties - $1.1 Billion**
  - Estimated Proved Reserves of 327 Bcfe as of July 1, 2007
  - Recent Production Rate 250-270 MMcfe/d
  - Upside Potential
    - Exploitation
    - Exploration of Deep Rights on Producing Fields
- **Rights to 50% of NFX Non-Producing Exploratory Prospects and Majority of Their Ownership in Ultra Deep Rights**
- **Effective Date July 1, 2007**
- **Expected Closing Third Quarter 2007**
  - Subject to Customary Closing Conditions

Acquired Properties

Proved Reserves by Category


PUD
22%
PDP
27%
PDSI
8%
PDNP
43%

327 Bcfe

Proved Reserves by Commodity


Oil
29%
Gas
71%

327 Bcfe

Proved Reserves by Location*


Western
GOM
22%
Central
GOM
78%

327 Bcfe

Production Profile 2Q07e


Oil
20%
Gas
80%

250 – 270 MMcfe/d

NOTE: e = estimate. Amounts are projections; see cautionary statement.
** Based on MMS GOM regional planning area maps*

Excellent Strategic Fit

- **Expanded Size and Scale for McMoRan's Focus on GOM Shelf**
- **Complements McMoRan's Deep Gas Exploration Portfolio**
  - **High Quality Producing Assets**
  - **Low-Risk Exploitation Potential**
  - **Upside to Deep Rights**
  - **Joint Team to Pursue Exploration of Non-HBP Blocks**
- **Financially Attractive**
  - **Strong Cash Flows**
  - **Attractive IRR**

Filling The Exploration Gap



Newfield Exploration Focus
McMoRan Exploration Focus
McMoRan Focus Going Forward
0'
Sea Level
17,000'
25,000'
35,000'
Traditional Shelf
Ultra Deep
Deep Gas Play
Traditional Shelf
Deep Gas Play
Ultra Deep

Exploratory Rights

- 25 - 30 Identified Drilling Opportunities
- Deep Rights on Certain HBP Leases
- 50/50 JV on 19 Primary-Term Leases
- Acquisition of Certain of Newfield's Rights to Ultra Deep (~50% to 75% of Newfield's Interests)
- Complementary Technical Teams

Increase In Scale


Proved Reserves (Bcfe)(1)
76
403
20%
PUD
38%
PDNP
PDSI
6%
36%
PDP
Current
ProForma
68% Gas


2Q07e Production (MMcfe/d)
50 - 60
300 - 330
Current (2)
ProForma
78% Gas


Gross Acreage (000's)
355
1,655
Current
ProForma

NOTE: e = estimate. Amounts are projections; see cautionary statement.
(1) Reserves reflect McMoRan as of 12/31/06 and estimates for NFX as of 6/30/07.
(2) Lower than previous guidance provided on April 17, 2007 of 60-70 MMcfe/d

Gulf of Mexico Acreage Rankings
(up to 2,500 feet of water)


Gross Acres (millions)
0.0
0.5
1.0
1.5
2.0
Apache-GOM Shelf
McMoRan*
W & T
Chevron Texaco
Petrobras America
Magnum Hunter-Bluebird
BP Amoco
Kerr McGee
BHP
Devon
Forest-Forcenergy
Remington O&G
Hydro
El Paso
ExxonMobil
Shell
Hunt Chieftain
Stone

*Pro Forma NFX Acquisition
Source: Lexco Data Systems, Inc. as of 6/15/07

Combined GOM Area of Operations

Acquired 1.3 Million Gross Acres
125 Fields Held by Production


McMoRan Lease Hold
NFX Lease Hold

Top 20 Producing Fields Acquired Represent

- **43% of Proved PV10**
- **40% of Proved Reserves**
- **55% of Current Production**

Strong Cash Flows From NFX GOM Shelf Assets

($ in millions)


2007e EBITDAX (1)
$560
$600
$640
-$1/Mcf -$5/Bbl
Forward Pricing
+$1/Mcf +$5/Bbl


Identified CapEx Next 12 Months (2)
$150

NOTE: e = estimate. Amounts are projections; see cautionary statement.

(1) Based on estimates of first half actuals plus projection of second half results using NYMEX forward curve pricing as of June 15, 2007 ($8.50/mcf and $70/Bbl in 2H07). Sensitivity reflects impacts to second half 2007 cash flows only.

(2) Primarily associated with development of PDNP and PUD reserves

Financing

- $1.6 Billion in Committed Financing from JPMorgan/Merrill Lynch
- $800 Million Bank Financing / $800 Million Bridge Facility*
- Bridge Facility to be Repaid through Combination of Bonds/Equity/Equity-Linked Securities
- Intend to Delever Rapidly
- Expect to Hedge Substantial Portion of PDPs

** Provides funding for purchase price, letters of credit for abandonment obligations, repayment of existing $100mm senior secured term loan, and working capital. Pricing on bank financing subject to pricing grid based on utilization (initially L+250); bridge facility pricing L+450 (subject to minimum of 10%, maximum of 12%).*

Initial Pro Forma Balance Sheet

($ in millions)

	3/31/07	Adjusted	Pro Forma
Cash	$ 58	$ -	$ 58
Term Debt	100	(100)	-
Revolving Credit Facilities	-	450	450*
Bridge Facility	-	800	800
Total Debt, Excluding Convertibles	100	1,150	1,250
6% Conv. Notes – 2008	101	-	101
5¼% Conv. Notes – 2011	115	-	115
Total Debt, Including Convertibles	$316	$1,150	$1,466

** Excludes letters of credit to be issued for abandonment obligations (estimated up to $200 million)*

Rapid Delevering

Modeled 2008 Year-End Net Debt at Varying Prices


($ millions)
$1,400
$1,200
$1,000
$800
$600
$400
$200
$0
$1,250
$1,095
$910
$690
$750
$560
$345
Average Gas/Oil Prices
Debt/2008 EBITDAX
$6.50/$55
2.2x
$7.50/$65
1.5x
Forward
0.9x
$6.50/$55
1.5x
$7.50/$65
0.9x
Forward
0.5x
Acquisition Debt Mid-2007
Pro Forma YE 2008 No Equity
Pro Forma YE 2008 Including $300 Million in New Equity in 2H07

Note: Amounts are projections; see cautionary statement. EBITDAX equals operating income plus depreciation, depletion, amortization and exploration. NYMEX prices reflect the forward curve as of 6/15/07 ($9.20/mmbtu and $72.30/bbl in 2008). Model results based on McMoRan's projection of existing reserves plus estimated production rates from Newfield properties. Model assumes no exploration success.

Rapid Delevering

Modeled 2009 Year-End Net Debt at Varying Prices


($ millions)
$1,400
$1,200
$1,000
$800
$600
$400
$200
$0
$1,250
$965
$670
$335
$585
$295
$0
Average Gas/Oil Prices
Debt/2009 EBITDAX
$6.50/$55
2.6x
$7.50/$65
1.5x
Forward
0.6x
$6.50/$55
1.6x
$7.50/$65
0.6x
Forward
0.0x
Acquisition Debt Mid-2007
Pro Forma YE 2009 No Equity
Pro Forma YE 2009 Including $300 Million in New Equity in 2H07

Note: Amounts are projections. See cautionary statement. EBITDAX equals operating income plus depreciation, depletion, amortization and exploration. NYMEX prices reflect the forward curve as of 6/15/07 ($9.00/mmbtu and $72.80/bbl in 2009) Model results based on McMoRan's projection of existing reserves plus estimated production rates from Newfield properties. Model assumes no exploration success.

McMoRan Current Activities

- **4 Exploration Wells in Progress**
  - Cas
  - Cottonwood Point
  - Flatrock*
  - Mound Point South
- **New Production Expected in 3Q07**
  - Laphroaig
  - Hurricane Deep
- **Continuing Efforts to Complete Blueberry Hill**
- **Wet Sands Encountered at Point Chevreuil #2 (Step-out Well)**
  - Point Chevreuil #2 Has Been Plugged and Abandoned
  - Production From Point Chevreuil #1 Unaffected
- **Continuing to Pursue MPEH™ Commercial Arrangements**

** The Flatrock well is drilling below 14,000'. The well encountered a resistive section indicating potential pay by log-while-drilling tools. In the near term the well will be drilled to 14,400' (the next casing point) and logged with wireline tools to evaluate this potentially productive zone. Casing will be set over the zone before drilling deeper.*

Summary

- **Transformational Transaction - Underpins High Impact Exploration Activity with Near-Term Cash Flows**
- **Significant Upside Potential in Acquired Producing Fields and Through Exploratory Rights on Non-Producing Fields**
- **Provides Scale in Core Geographic Area**
- **Enhances Opportunities to Build Value Through Focused Exploration Strategy**
- **Additional Upside From Development of Potential MPEH™ LNG Project**